U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2002

                         COMMISSION FILE NUMBER: 0-26029

                          ASIAN STAR DEVELOPMENT, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     -------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   88-0866395
                              ---------------------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                        Unit D-E, 15/F Lever Tech Centre
                              69-71 King Yip Street
                                    Kwun Tong
                                     Kowloon
                                    Hong Kong
                              Tel: (852) 2721-0936
                  --------------------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

                          Room 930, Block B, East Wing
                            New World Office Building
                         Tsimshatsui, Kowloon, Hong Kong

                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         (a)  Previous Independent Accountants

              (i) On March 14, 2002,the Registrant dismissed its certifying accountant since May 9, 2000, PriceWaterhouseCoopers
                       (PWC).

              (ii) The report of PWC on the Registrant's financial statements for the year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

              (iv) From the time of PWC's appointment as the Registrant's auditors on May 9, 2000 through the date of this report, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in PWC's report on the financial statements.

              (v) From the time of PWC's appointment as the Registrant's auditors on May 9, 2000 through the date of this report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

              (vi) The Registrant has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PWC agrees with the above statements. A copy of such letter, dated March 15, 2002, is attached as Exhibit 16.1.


         (b)  New Independent Accountants

              (i) On March 14, 2002, the Registrant engaged Cacciamatta Accountancy Corporation (CAC) as its new independent accountants. During the two most recent fiscal years and through the date of this report, the Registrant has not consulted with CAC on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accou8ntants (as described in Regulation S-K
                       Item 304(a)(2)(ii)).


ITEM 7. FINANCIAL STATEMENTS ABD EXHIBITS

   Exhibit 16.1 Letter dated March 15, 2002, from PWC, the Registrant's former accountants, to the Securities and Exchange Commission.

                                SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                  ASIAN STAR DEVELOPMENT, INC.

DATED:  March 15, 2002            BY: /s/STEPHEN CHOW
                                     -----------------------
                                     Stephen Chow, President